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                                                                    EXHIBIT 99.3

                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT

         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of November, 2002, by and between MERRILL LYNCH MORTGAGE CAPITAL INC. (the "Seller"), HSBC BANK USA (the "Trustee") and WELLS FARGO HOME MORTGAGE, INC., a California corporation (formerly known as Norwest Mortgage, Inc. and referred to herein as the "Servicer"), recites and provides as follows:

                                    RECITALS

         WHEREAS, the Seller acquired certain subprime residential mortgage loans from the Servicer pursuant to the Seller's Warranties and Servicing Agreement between the Seller and the Servicer, dated as of August 1, 2002 (the "Servicing Agreement") and attached hereto as Exhibit B.

         WHEREAS, the Seller has conveyed the mortgage loans identified on Exhibit C hereto (the "Serviced Mortgage Loans") to Merrill Lynch Mortgage Investors, Inc., a Delaware corporation (the "Depositor"), which in turn has conveyed the Serviced Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of November 1, 2002 (the "Trust Agreement"), among the Trustee, Wells Fargo Bank Minnesota, N.A., as securities administrator (the "Securities Administrator") and the Depositor.

         WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to the Servicing Agreement.

         WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Trustee (at the direction of the Depositor or certificateholders) to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the Servicing Agreement shall apply to the Serviced Mortgage Loans, except to the extent otherwise provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Trustee (at the direction of the NIMs Insurer (as defined below), the Depositor or the certificateholders) and any successor trustee shall be obligated to supervise the servicing of the Serviced Mortgage Loans and shall have the right, at the direction of the Depositor, the NIMs Insurer or the certificateholders (with the consent of the NIMs Insurer), to terminate the rights and obligations of the Servicer under this Agreement.

         WHEREAS, subsequent to the Closing Date, Merrill Lynch Mortgage Capital Inc. intends to convey all of its rights, title and interest in and to the Class C and Class P Certificates and the payments and all other proceeds received thereunder to an owner trust in which it will hold the sole equity interest, which trust will issue net interest margin securities (the "NIM Securities") pursuant to an indenture, which NIM Securities will be secured, in part, by payments on such Classes of the Certificates (the "NIMs Transaction").

         WHEREAS, one or more insurers (collectively, the "NIMs Insurer") may issue one or more insurance policies guaranteeing certain payments under the NIM Securities to be issued in the NIMs Transaction.
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         WHEREAS, the Seller and the Servicer intend that the Securities
Administrator and the NIMs Insurer are intended third party beneficiaries of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Servicer and the Trustee hereby agree as follows:

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                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement incorporated by reference herein (regardless if such terms are defined in the Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement. The parties acknowledge that this Agreement shall constitute an Assignment and Assumption Agreement between the Servicer and the Trust Fund with respect to the Servicing Agreement.

         2. Custodianship. The parties hereto acknowledge that Wells Fargo Bank Minnesota, N.A. will act as custodian (the "Custodian") of the Servicing Files for the Trustee pursuant to a Custodial Agreement, dated November 1, 2002, between the Custodian and the Trustee.

         3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the Servicing Agreement, the remittance on December 18, 2002 to the Trust Fund is to include principal due after November 1, 2002 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c) and (d) of Section 5.01 of the Servicing Agreement.

         5. Supervision of Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Trustee (at the direction of the Depositor or certificateholders), which Trustee shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Trustee, acting on behalf of the Merrill Lynch Mortgage Investors Mortgage Loan Asset-Backed Certificates, Series 2002-HE1 Trust (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement and the term "Purchaser" as used in the Servicing Agreement in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the content requires, the Trustee acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Trustee (at the direction of the NIMs Insurer (except in the event of a NIMs Insurer Default) or at the direction of the Depositor or certificateholders with the consent of the NIMs Insurer (except in the event of a NIMs Insurer Default)) shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 10.01 of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Trustee or the Securities Administrator be required to assume any of obligations of the Seller under the Servicing Agreement and in connection with the performance of the Trustee's or the Securities Administrator's duties hereunder the parties and other signatories hereto agree that the Trustee and the Securities Administrator shall be entitled to all of the rights, protections and limitations of liability afforded to the Trustee and the Securities Administrator under the Trust Agreement.

         6. No Representations. Except as described in Exhibit A, the Servicer shall not be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.02 of

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the Servicing Agreement hereby restated as of the date of the Servicing
Agreement) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         7. Servicing of Mortgage Loans. As of the Closing Date, the Servicer has serviced the Mortgage Loans in accordance with the terms of the Servicing Agreement, provided accurate statements to the Seller pursuant to the Servicing Agreement, and otherwise complied with all of its covenants and obligations under the Servicing Agreement. The Servicer has taken no action and has not omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on any Mortgage Loans.

         8. Closing. The Servicer hereby acknowledges that on or before the closing of the transactions contemplated by the Trust Agreement (the "Closing Date"), the Servicer shall deliver to counsel for the Depositor (i) an opinion of counsel, a form of which is attached hereto as Exhibit D and (ii) an officer's certificate, a form of which is attached hereto as Exhibit E.

         9. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee or Securities Administrator shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Securities Administrator under this Agreement shall be delivered to the Securities Administrator at the following address:

                  Wells Fargo Bank Minnesota, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045-1951
                  Attn:  Client Manager
                         MLMI 2002-HE1
                  Telephone: 410-884-2000
                  Facsimile: 410-715-2380

         All remittances required to be made to the Securities Administrator under this Agreement shall be made on a scheduled/scheduled to the following wire account:

                  Wells Fargo Bank, N.A.
                  San Francisco, California
                  ABA# 121-000-248
                  Account Name: Corporate Trust Clearing
                  Account Number: 3970771416
                  Beneficiary: Wells Fargo Bank Minnesota, N.A.
                  For further credit to: Account Number 20762700

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

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                  HSBC Bank USA
                  452 Fifth Avenue
                  New York, New York 10018
                  Attn: Issuer Servicing Department, MLMI 2002-HE1
                  Telephone: 212-525-1343
                  Facsimile: 212-525-1300

         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller, at the following address:

                  Merrill Lynch Mortgage Capital Inc.
                  250 Vesey Street
                  4 World Financial Center, 10th Floor
                  New York, New York 10080
                  Attention: Asset-Backed Finance, Merrill Lynch Mortgage
                             Investors, Inc.
                  Mortgage Loan Asset-Backed Certificates, Series 2002-HE1 Trust
                  Telephone: 212-449-0357
                  Facsimile: 212-449-9015

         All notices required to be delivered to the NIMs Insurer hereunder shall be delivered to the NIMs Insurer, at the following address:

                  Radian Insurance Inc.
                  1601 Market Street
                  Philadelphia, PA 19103
                  Attention: General Counsel
                  Telephone: 800-523-1988
                  Facsimile: 215-564-5282

         All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the Servicing Agreement.

         10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         11. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         12. Credit Risk Manager. The Servicer agrees to enter into a Credit Risk Management Agreement in a form similar to that previously negotiated with The Murrayhill Company.

                      [SIGNATURE PAGES IMMEDIATELY FOLLOW]

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         Executed as of the day and year first above written.

                                            MERRILL LYNCH MORTGAGE CAPITAL INC.
                                               as Seller

                                             By:  ______________________________
                                                  Name: Vincent A. Mora, Jr.
                                                  Title: Vice President

                                             WELLS FARGO HOME MORTGAGE, INC.,
                                             as Servicer

                                             By:  ______________________________
                                                  Name: Trisha Lowe
                                                  Title: Vice President

                                             HSBC BANK USA,
                                             as Trustee

                                             By:  ______________________________
                                                  Name: Todd M. Niemy
                                                  Title: Vice President

Acknowledged:

WELLS FARGO BANK MINNESOTA, N.A.,
as Securities Administrator

By:  _____________________________
     Name: Peter A. Gobell
     Title: Vice President

                                    EXHIBIT A

                    Modifications to the Servicing Agreement

1. Unless otherwise specified herein, any provisions of the Servicing Agreement, including definitions, relating to (i) representations and warranties of the Seller and (ii) Whole Loan Transfers and Pass-Through Transfers and reconstitutions shall be disregarded for purposes relating to this Agreement. The exhibits to the Servicing Agreement and all references to such exhibits shall also be disregarded.

2. The definition of "Qualified Substitute Mortgage Loan" is hereby amended by adding the following four clauses to the end of such definition:

                  (v) have a Gross Margin not less than that of the Deleted Mortgage Loan, (vi) have the same Index as the Deleted Mortgage Loan, (vii) have a FICO credit score not less than that of the Deleted Mortgage Loan, (viii) have an LTV not greater than that of the Deleted Mortgage Loan and (ix) be subject to a Prepayment Premium at least equal to the Prepayment Premium of the Deleted Mortgage Loan, if any.

3. A new definition of "Realized Loss" is added to Article I immediately following the definition of "Qualified Substitute Mortgage Loan" to read as follows:

                  Realized Loss: With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Servicer with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

4. The parties acknowledge that the fourth paragraph of Section 2.02 shall be inapplicable to this Agreement.

5. The parties acknowledge that Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

6. A new Section 3.02(ll) (Credit Insurance) is hereby added to read as follows:

         Section 3.02(ll)           Credit Insurance.

         No proceeds from any Mortgage Loan were used to finance single-premium credit insurance policies.

7.       A new Section 3.02(mm) (Credit Reporting) is hereby added as follows:

         Section 3.02(mm)           Credit Reporting.

         With respect to each Mortgage Loan, as of the Closing Date, the Company has fully furnished and shall fully furnish, on a monthly basis, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company.

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8.       Four new paragraphs are hereby added at the end of Section 3.01
         (Company Representations and Warranties) to read as follows:

                           It is understood and agreed that the representations
                  and warranties set forth in Section 3.01 (a) through (h), (j) and (l) shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee, the NIMs Insurer, the PMI Insurer, the Trust Fund and the Securities Administrator. Upon discovery by any of the Servicer, the NIMs Insurer, the Securities Administrator or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the others.

                           Within 60 days of the earlier of either discovery by
                  or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Depositor, the PMI Insurer and the NIMs Insurer. Such assignment shall be made in accordance with Section 12.01.

                           In addition, the Servicer shall indemnify (from its
                  own funds) the Trustee, the Trust Fund, the NIMs Insurer, the PMI Insurer and the Securities Administrator and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Securities Administrator, the NIMs Insurer, the PMI Insurer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties. The foregoing shall not limit, however, any remedies available to the Securities Administrator, the Trustee, the NIMs Insurer , the PMI Insurer or the Trust Fund available pursuant to any other agreement related hereto as to the insurance policy pursuant to which the NIMs Securities are insured or the PMI insurance policies.

                           Any cause of action against the Servicer relating to
                  or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee, the NIMs Insurer or the Securities Administrator to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee, the NIMs Insurer or the Securities Administrator for compliance with this Agreement.

9. Section 3.03 (Repurchase) is hereby amended by replacing the penultimate paragraphs of such Section with the following:

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                           In addition to such repurchase or substitution
                  obligation, the Company shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, resulting from, a breach of the representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Company set forth in this
                  Section 3.03 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 3.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

10.      Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

                  (i) by deleting the first, second and third sentences of the second paragraph of such section and replacing them with the following:

                           Consistent with the terms of this Agreement, the
                  Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the certificateholders or the NIMs Insurer and with written notice of such modification to the NIMs Insurer, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgement of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

                  (ii) by adding the following to the end of the second paragraph of such section:

                  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Custodian and the NIMs Insurer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or
                  Section 860G(d) of the Code.

                  (iii) by adding the following two paragraphs to the end of such Section:

                  The Company acknowledges and agrees that the prepayment penalty to be collected and enforced on each applicable Mortgage Loan is calculated based on the maximum amount permitted under the prepayment penalty matrix attached hereto as Exhibit H (the "Prepayment Penalty Matrix"). Notwithstanding anything to the contrary contained herein, the Company shall deposit the full amount of any prepayment penalty that is identified on the Mortgage Loan Schedule and calculated in accordance with the maximum amount permitted under the Prepayment Penalty Matrix into the Custodial Account at the time the related Principal Prepayment is deposited therein if and to the extent a Mortgage Loan which is identified on the Mortgage Loan Schedule as having a prepayment penalty prepays regardless of whether the actual prepayment penalty is lower than described in the Mortgage Loan Schedule and the Prepayment Penalty Matrix or is not a contractual obligation of the borrower on the Mortgage Note.

                  Notwithstanding anything to the contrary elsewhere in this Agreement, the Servicer shall not agree to any modification or assumption of a PMI Mortgage Loan or take any other action with respect to a PMI Mortgage Loan that could result in a limitation, qualification or denial of coverage under the PMI Policy with respect to any PMI Mortgage Loan. The Servicer shall notify the PMI Insurer that the Trustee, on behalf of the Certificateholders, is the Owner, as that term is defined in the PMI Policy, of each PMI Mortgage Loan. The Servicer shall, on behalf of the Trustee, prepare and file on a timely basis with the PMI Insurer, with a copy to the Securities Administrator, all claims which may be made under the PMI Policy with respect to the PMI Mortgage Loans. Consistent with all rights and obligations hereunder, the Servicer shall take all actions required under the PMI Policy as a condition to the payment of any such claim. Any amount received from the PMI Insurer with respect to any such PMI Mortgage Loan shall be deposited by the Servicer, no later than two Business Days following receipt thereof, into the Custodial Account. The Servicer shall service the PMI Mortgage Loans in accordance with the PMI Policy which is attached hereto as Exhibit F.

11. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows: (i) the words "in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans, and various Mortgagors-P&I" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for Merrill Lynch Mortgage Investors Mortgage Loan Asset-Backed Certificates, Series 2002-HE1 Trust," (ii) adding the following sentence at the end of the first paragraph "Upon request of the Securities Administrator and within ten (10) days thereof, the Company shall provide the Securities Administrator with written confirmation of the existence of such Custodial Account. The Company may transfer the Custodial Account to a different Qualified Depository from time to time and upon written notice to the Securities Administrator not less than ten (10) days prior to the transfer of funds." and (iii) adding the following phrase at the end of clause (i) before the semicolon ", and all amounts required to be deposited into the Custodial Account pursuant to the last three paragraphs of Section 4.01 of this Agreement."

12. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the last five lines of clause (ii) with the following:

                           the Trust Fund; provided however, that in the event
                  that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund;

13. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "Purchaser and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors-T&I" in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following:

                  "in trust for Merrill Lynch Mortgage Investors Mortgage Loan Asset-Backed Certificates, Series 2002-HE1 Trust".

14. Section 4.12 (Maintenance of Fidelity Bond and Errors and Omissions Insurance) is hereby amended by replacing "Purchaser" with "Securities Administrator" in the last sentence thereof

15. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to "one year" in the seventh line of the second paragraph thereof with "three years", (ii) adding two new paragraphs after the second paragraph thereof to read as follows:

                  In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

                  Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
                  Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         (iii) deleting the first sentence of the third paragraph thereto and
         (iv) replacing the words "one" and "sentence" with "three" and "paragraph", respectively, in the sixth line of the third paragraph thereto.

16. Section 5.01 (Remittances) is hereby amended by adding the following after the second paragraph of such Section:

                           All remittances required to be made to the Securities
                  Administrator shall be made to the following wire account or to such other account as may be specified by the Securities Administrator from time to time:

                           Wells Fargo Bank, N.A.
                           San Francisco, California
                           ABA# 121-000-248
                           Account Name: Corporate Trust Clearing
                           Account Number: 3970771416
                           Beneficiary: Wells Fargo Bank Minnesota, N.A. For further credit to: Account Number 20762700

17. Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

                  Section 5.02      Statements to Securities Administrator.

                           Not later than the tenth calendar day of each month,
                  the Servicer shall furnish to the Securities Administrator an electronic file providing loan level accounting data for the period ending on the last Business Day of the preceding month in the format mutually agreed to between the Servicer and the Securities Administrator.

                           Such format shall include the following information
                  with respect to the PMI Mortgage Loans: the amount of any claims made under the PMI Policy, the amount of any claims rejected by the PMI Insurer, the amount of any claims paid by the PMI Insurer pursuant to the PMI Policy with respect to principal, the amount of any claims paid by the PMI Insurer pursuant to the PMI Policy with respect to interest, and the number and aggregate stated principal balance of the Mortgage Loans covered by the PMI Policy as of the end of the related Due Period.

18. Section 5.03 (Monthly Advances by Company) is hereby amended by replacing the words "Purchaser" with the words "NIMs Insurer" in the second to last sentence of such Section.

19.      Section 6.04 (Annual Statement as to Compliance) is hereby amended by
         (i) replacing "on or before May 31, each year beginning in May 31, 2003" with "on or before February 28, each year beginning February 28, 2003" in the first and second lines of such Section and (ii) adding "Securities Administrator" instead of the word "Purchaser" in the first line.

20. Section 6.05 (Annual Independent Public Accountants' Servicing Report) is hereby amended by (i) replacing "On or before May 31, each year beginning in May 31, 2003" with "On or before February 28, each year beginning February 28, 2003" in the first line of such Section and (ii) adding "the Securities Administrator" instead of the words "each Purchaser" in the third line.

21.      Section 6.06 (Rights to Examine Company Records) is hereby amended by
         (i) adding ", the Trustee" after the word "designee" in the first line and (ii) replacing the words "The Purchaser" with "The examining party" in the last sentence of such Section.

22. Section 8.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

                  The Servicer shall indemnify the Seller, the Trust Fund, the Trustee, the Depositor and the Securities Administrator and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgements, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Servicer immediately shall notify the Seller, the NIMs Insurer, the PMI Insurer, the

                  Depositor, the Securities Administrator and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgement or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Servicer shall provide the Trustee and the Securities Administrator with a written report of all expenses and advances incurred by the Servicer pursuant to this Section 8.01, and the Securities Administrator from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Servicer.

23.      Section 8.04 is hereby amended as follows:

                  (i) adding the following phrase to the end of the first paragraph of such Section 8.04: ", and without the prior written consent of the NIMs Insurer."

                  (ii)     restating the second and third paragraphs as follows:

                           The Company shall not resign from the obligations and
                  duties hereby imposed on it except by mutual consent of the Company, the Trustee, the Securities Administrator, the PMI Insurer and the NIMs Insurer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee, the Securities Administrator and the NIMs Insurer which Opinion of Counsel shall be in form and substance acceptable to the Trustee, the Securities Administrator and the NIMs Insurer. No such resignation shall become effective until a successor acceptable to the NIMs Insurer shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in Section 12.01.

                           Without in any way limiting the generality of this
                  Section 8.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Trustee, the Securities Administrator, the PMI Insurer and the NIMs Insurer, then the Trustee or the Securities Administrator (with the prior written consent of the NIMs Insurer) or the NIMs Insurer, shall have the right to terminate the Company as Servicer under this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.

24.      Section 10.01 (Events of Default) is hereby amended as follows:

                  (a) each of the Securities Administrator, the NIMs Insurer, the Depositor or the holders of certificates evidencing greater than 50% of each class of Certificates shall also have the right to give notice of default in such Section;

                  (b) amending subclause (vii) as follows: "the Company at any time is neither a Fannie Mae nor Freddie Mac approved servicer, and the Trustee has not terminated the rights and obligations of the Company under this Agreement and replaced the Servicer with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or"; and

                  (c) replacing the last paragraph with the following paragraph:

                                    If an Event of Default shall occur with
                           respect to the Servicer, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the NIMs Insurer or the certificateholders evidencing greater than 50% of the Voting Rights evidenced by the Certificates (with the written consent of the NIMs Insurer, except after an NIMs Insurer Default), shall, by notice in writing to the Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a certificateholder hereunder. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Securities Administrator. The Securities Administrator is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Servicer to pay amounts owed pursuant to this Agreement. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder. The Servicer and the Trustee shall promptly notify the Rating Agencies and the NIMs Insurer of the occurrence of an Event of Default or an event that, with notice, passage of time, other action or any combination of the foregoing would be an Event of Default, such notice to be provided in any event within two Business Days of such occurrence.

25. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "the Trustee, with the prior written consent of the NIMs Insurer."

26.      Section 11.01 (Termination) is hereby amended by restating subclause
         (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

                  (ii) mutual consent of the Servicer and the Trustee in writing, provided such termination is also acceptable to the Depositor and the Rating Agencies.

                           At the time of any termination of the Servicer
                  pursuant to Section 11.01, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of an event of default under Section 10.01 or termination with cause under Section 11.02 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Fund from the related Mortgage Loans.

27. Section 11.02 (Termination Without Cause) is hereby amended by (i) replacing the first reference to "Purchaser" with "Merrill Lynch Mortgage Capital Inc. (with the prior consent of the Trustee and the NIMs Insurer)" and by replacing all other references to "Purchaser" with "Merrill Lynch Mortgage Capital Inc" and (ii) adding the following sentence at the end of such Section "The termination of the Company shall not be effective until a successor servicer acceptable to the NIMs Insurer shall have assumed the responsibilities, duties and obligations of the Company; provided, further, that no successor servicer shall be appointed unless such successor shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac and the appointment of such successor servicer shall not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates by an Rating Agency."

28. Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the Servicer's
                  responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or 11.02, the Securities Administrator shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. After the Company receives a notice of termination, the Securities Administrator may, if it shall be unwilling to act as Servicer, or shall, if it is unable to so act or if it is prohibited by law from making advances with respect to delinquent Mortgage Loans, or if the NIMs Insurer so requests in writing to the Securities Administrator, promptly appoint, or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution acceptable to each Rating Agency, having a net worth of not less than $15,000,000 and reasonably acceptable to the NIMs Insurer, as the successor to the Company under this Agreement in the assumption of all or any part of the responsibilities, duties and obligations of the Company under this Agreement. Any successor to the Company that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Trustee, the NIMs Insurer, the Seller and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee and the NIMs Insurer a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Trustee or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor reasonably acceptable to the NIMs Insurer shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Trust Fund under Section
                  3.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Securities Administrator, the Trustee and such successor, as applicable, in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee and the Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 8.04, 10.01, 11.01 or
                  11.02 shall not affect any claims that the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                           The Servicer shall deliver, within three (3) Business
                  Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                           Upon a successor's acceptance of appointment as such,
                  the Servicer shall notify the Trustee and the NIMs Insurer of such appointment in accordance with the notice procedures set forth herein.

                           Except as otherwise provided in this Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Securities Administrator or any other Person in appointing a successor servicer, or of the Securities Administrator in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

29. Section 12.02 (Amendment) is hereby amended by replacing the words "by the Company and by written agreement signed by the Company and the Purchaser" with "by written agreement by the Servicer and the Seller, with the written consent of the Trustee and the NIMs Insurer; provided, either (i) the party requesting the amendment provide, at its sole expense, an opinion of counsel that such amendment will not have a material adverse affect on the Trust Fund or (ii) each Rating Agency provide notice that such amendment would not result in a withdraw or reduction of the rating of the Certificates by such Rating Agency."

30. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

31. Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

32. Section 12.11 (Solicitation of Mortgagor) is hereby amended by replacing the words "the Purchaser" with "Merrill Lynch Mortgage Capital Inc." in each instance.

33. A new Section 12.12 (Intended Third Party Beneficiaries) is hereby added to read as follows:

                           Notwithstanding any provision herein to the contrary,
                  the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Securities Administrator and the NIMs Insurer receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions; provided, however, that to the extent a NIMs Insurer providing insurance for any NIMs Security is not a party to the NIMs Transaction, any and all provisions herein relating to the NIMs Insurer shall be disregarded. The Company shall have the same obligations to the Securities Administrator and the NIMs Insurer as if they were parties to this Agreement, and the Securities Administrator and the NIMs Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. Notwithstanding the foregoing, all rights and obligations of the Securities Administrator and the NIMs Insurer hereunder (other than the right to indemnification and reimbursement) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

34. A new Section 12.13 (Officer's Certificate) is hereby added to read as follows:

                  (a) For so long as there is a securities administrator (the "Securities Administrator") in a securitization transaction with respect to which the Depositor files a Sarbanes-Oxley certification directly with the SEC (a "Transaction"), by February 28th of each year (of if not a Business Day, the immediately preceding Business Day), or in connection with any additional such certifications directly filed by the Depositor upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer's Certificate in the form of Exhibit G attached hereto, signed by the senior officer in charge of servicing of the Servicer or any officer to whom that officer reports, to the Securities Administrator and the Depositor for the benefit of such Securities Administrator and such Depositor and their respective officers, directors and affiliates, certifying as to the following matters:

                           (1) I have reviewed the information required to be
                  delivered to the Securities Administrator pursuant to the Agreement (the "Servicing Information").

                           (2) Based on my knowledge, the information relating
                  to the Mortgage Loans submitted by the Servicer in its monthly reporting packages delivered to the Securities Administrator which is contained in the reports on Form 8-K and the annual report on Form 10-K with respect to the Transaction, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

                           (3) Based on my knowledge, the Servicing Information
                  required to be provided to the Securities Administrator by the Servicer under this Agreement has been provided to the Securities Administrator;

                           (4) I am responsible for reviewing the activities
                  performed by the Servicer under this Agreement and based upon the review required hereunder, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Certified Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Securities Administrator, the Servicer has, as of this certification fulfilled its obligations under this Agreement; and

                           (5) I have disclosed to the Securities Administrator
                  all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in this Agreement.

                  (b) The Servicer shall indemnify and hold harmless the Securities Administrator and the Depositor and their respective officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 12.13 any material misstatement or omission in the Officer's Certificate required under this Section or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Securities Administrator and the Depositor, then the Servicer agrees that it shall contribute to the amount paid or payable by the Securities Administrator and the Depositor as a result of the losses, claims, damages or liabilities of the Securities Administrator and the Depositor in such proportion as is appropriate to reflect the relative fault of the Securities Administrator and the Depositor on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Section 12.13, any material misstatement or omission in the Officer's Certificate required under this Section or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

35.      Item (8) in Exhibit B is hereby added to read as follows:

         (8) The original policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment letter or interim binder or preliminary report of tile issued by the title insurance or escrow company.

                                    EXHIBIT B

                               Servicing Agreement

                              [See Exhibit #99.5]

                                    EXHIBIT C

                       Schedule of Serviced Mortgage Loans

                            [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                           Form of Opinion of Counsel

December 6, 2002

Merrill Lynch & Co.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Merrill Lynch Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

RE: Merrill Lynch Mortgage Investors Mortgage Loan Asset-Backed Certificates, Series 2002-HE1 Trust

Dear Sir/Madam:

I am [General Counsel] of [Wells Fargo Home Mortgage, Inc. or Firm Name] and have acted as counsel to Wells Fargo Home Mortgage, Inc. (the "Company"), with respect to certain matters in connection with the securitization of Mortgage Loans by Merrill Lynch Investors, Inc., that certain Reconstituted Servicing Agreement, dated as of November 1, 2002 (the "Agreement"), by and among the Company, Merrill Lynch Mortgage Capital Inc. and HSBC Bank USA.

To the extent I have deemed necessary and proper, I have relied upon the representations and warranties of the Company contained in the Agreement. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

Based upon the foregoing, it is my opinion that:

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of [Name of State].

2. The Company has the power to engage in the transactions contemplated by the Agreement and all requisite power, authority and legal right to execute and deliver the Agreement, and to perform and observe the terms and conditions of the Agreement.

3. Each person who, as an officer or attorney-in-fact of the Company, signed (a) the Agreement, and (b) any other document delivered prior hereto or on the date hereof in connection with the sale, servicing and securitization of the Mortgage Loans was, at the respective times of such signing and delivery, and is, as of the date hereof, duly elected or appointed, qualified and acting and as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures

4. The Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

5. Either (a) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Agreement, or the consummation of the transactions contemplated by the Agreement; or (b) any required consent, approval, authorization or order has been obtained by the Company.

6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Agreement, will conflict with or results in or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.

Sincerely,

                                    EXHIBIT E

                              OFFICER'S CERTIFICATE
                                       OF
                              [INSERT COMPANY NAME]

The undersigned Officer of Wells Fargo Home Mortgage, Inc. (the "Company") hereby certifies as follows:

1. Attached hereto as Exhibit A is a true and correct copy of certain resolutions duly adopted by the Board of Directors of the Company, which resolutions have not been in any way amended, annulled, rescinded or revoked and are now in full force and effect.

2. Attached hereto as Exhibit B is a true and complete copy of the Certificate of Incorporation of the Company, as amended, as filed with the Secretary of State of the State of [INSERT STATE]. Such Certificate of Incorporation has not been amended and is in full force and effect on the date hereof.

3. Attached hereto as Exhibit C is a true and complete copy of the By-Laws of the Company Such By-Laws have not been amended or revoked and are in full force and effect on the date hereof.

4. Attached hereto as Exhibit D is a true and correct copy of the Certificate of the Secretary of State of the State of [INSERT STATE] as to the good standing of the Company.

5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Reconstituted Servicing Agreement (the "Agreement"), dated as of November 1, 2002 among the Company, as servicer, Merrill Lynch Mortgage Capital Inc. and HSBC Bank USA, or the transactions contemplated by the Agreement; or
     (ii) any required consent, approval, authorization or order has been obtained by the Company.

6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Agreement conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the Certificate of Incorporation or By-Laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is found or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

7. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Agreement, or of any action taken or to be taken in connections with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December, 2002

                                                ________________________________
                                                Name:
                                                Title:

                                    EXHIBIT F

                                   PMI POLICY

                            [INTENTIONALLY OMITTED]

                                    EXHIBIT G

                                SEC CERTIFICATION

Merrill Lynch Mortgage Capital Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wells Fargo Bank Minnesota, N.A.
9062 Old Annapolis Road, 47th Floor
Columbia, Maryland 21045
Attention: Client Manager - MLMI Series 2002-HE1

Re: Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2002-HE1

Reference is made to the Reconstituted Servicing Agreement, dated as of November 1, 2002 (the "Agreement"), by and among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo Home Mortgage, Inc., as servicer (the "Servicer") and HSBC Bank USA, as trustee. I, [identify the certifying individual], a [title] of the Servicer hereby certify to the Securities Administrator and the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Securities Administrator pursuant to the Servicing Agreement (the "Servicing Information").

2. Based on my knowledge, the information relating to the Mortgage Loans submitted by the Servicer in its monthly reporting packages delivered to the Securities Administrator which is contained in the reports on Form 8-K and the annual report on Form 10-K with respect to the Transaction, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information required to be provided to the Securities Administrator by the Servicer under this Agreement has been provided to the Securities Administrator;

4. I am responsible for reviewing the activities performed by the Servicer under this Agreement and based upon the review required hereunder, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Certified Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Securities Administrator by the Servicer, the Servicer has, as of this certification fulfilled its obligations under this Agreement; and

5. I have disclosed to the Securities Administrator all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in this Agreement.

Date:

                                 Wells Fargo Home Mortgage, Inc., as Servicer

                                 By:    ____________________________
                                 Name:  ____________________________
                                 Title: ____________________________

                                    EXHIBIT H

                            PREPAYMENT PENALTY MATRIX

                             [INTENTIONALLY OMITTED]

                                      G-3